UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2005

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

413 Pine Street

Suite 500

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.02 Results of Operations and Financial Condition.

The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

In a press release dated February 3, 2005, Marchex, Inc. (the “Registrant”) announced its financial results for the quarter ended December 31, 2004 and for the fiscal year ended December 31, 2004 (the “Press Release”). The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Press Release refers to adjusted operating income before amortization (Adjusted OIBA) which together with operating income before amortization (OIBA) are considered non-GAAP financial measures. The presentation of this financial information is not intended to be considered in isolation, as a substitute for, or superior to, GAAP results. See Reconciliations of Adjusted OIBA and OIBA to GAAP Net Income/Loss (unaudited) included in the tables to this Press Release for further information regarding these non-GAAP financial measures.

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01 and Item 9.01(c) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

In this Press Release, the Registrant also announced that in connection with the closing of the previously reported Name Development asset acquisition and in furtherance of Registrant’s overall strategic alliance with Overture Services, Inc. (“Overture”), Registrant intends to enter into (i) a new master agreement with Overture with respect to Registrant’s direct navigation business, and (ii) a license agreement with Overture with respect to certain of Overture’s patents, including but not limited to U.S. Patent No. 6,269,361, pursuant to which Registrant will pay $4,500,000 in an upfront payment (and an additional $674,000 in certain circumstances) and a royalty based on certain percentages of certain of Registrant’s gross revenues payable on a quarterly basis through December 2016, which royalty amount is currently estimated to be between $1,000,000 and $3,000,000 in the aggregate for 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release of Marchex, Inc., dated February 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2005	MARCHEX, INC.

	By:	/s/ Michael A. Arends
	Name:	Michael A. Arends
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Marchex, Inc., dated February 3, 2005.